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                                                                      Exhibit 23


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-38624) pertaining to the Belden & Blake Corporation Nonqualified Stock Option Plan of our report dated March 18, 2003, with respect to the consolidated financial statements of Belden & Blake Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 2002.

                                              ERNST & YOUNG LLP



Cleveland, Ohio
March 25, 2003